ESCROW AGREEMENT

This **ESCROW AGREEMENT** ("Escrow Agreement"), dated as of July 10, 2009, by and between **XENTENIAL HOLDINGS LIMITED**, a Private Company limited by Shares organized under the laws of Cyprus ("Lender"), **NATURAL NUTRITION, INC.**, a Nevada corporation, ("NNI"), **iNUTRITION, INC.**, a Texas corporation ("iNutrition", together with NNI, the "Obligors"), and **RIEMER & BRAUNSTEIN LLP**, a Massachusetts registered professional limited liability partnership (the "Escrow Agent").

W I T N E S S E T H:

WHEREAS, Lender and the Obligors have entered into that certain Agreement dated effective as of July 10, 2009, hereinafter known as the "Agreement", pursuant to which Obligors have agreed to transfer certain assets of the Obligors to Lender in partial satisfaction of certain obligations of the Obligors to Lender, as described further therein;

WHEREAS, pursuant to the terms of the Agreement, the Obligors have agreed to execute the Delivered Releases, as that term is defined in the Agreement; and

WHEREAS, the Escrow Agent is willing to hold the Delivered Releases in accordance with the terms and conditions hereof;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Escrow Agent has agreed to hold the Delivered Releases in escrow until the Escrow Agent receives written confirmation from both Lender and the Obligors that each has determined that a Trigger Event, as that term is defined in the Agreement, has not occurred as of the ninety-first (91st) day after the effective date of the Agreement (the "Escrow Release Date"), at which time the Escrow Agent shall deliver the Delivered Releases to Lender. In the event a Trigger Event occurs prior to the Escrow Release Date, the Escrow Agent shall return the Delivered Releases to the Obligors.

2. The Escrow Agent shall be entitled to rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any instruction, order, judgment, certification, affidavit, demand, notice, opinion, instrument or other writing delivered to it hereunder without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document.

3. The duties of the Escrow Agent are only as herein specifically provided, and are purely ministerial in nature. The Escrow Agent shall neither be responsible for, or under, nor chargeable with knowledge or, the terms and conditions of any other agreement, instrument or

document in connection herewith, and shall be required to act in respect of the Delivered Releases only as provided in this Escrow Agreement. This Escrow Agreement sets forth all the obligations of the Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of the Escrow Agent shall be implied from the terms of this Escrow Agreement or any other agreement. The Escrow Agent shall incur no liability in connection with the discharge of its obligations under this Escrow Agreement or otherwise in connection therewith, except such liability as may arise from the actual and intentional misconduct, bad faith, or gross negligence of the Escrow Agent.

4. The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of such counsel.

5. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Escrow Agreement unless in writing and signed by the Escrow Agent.

6. The Escrow Agent is acting as a stakeholder only with respect to the Delivered Releases. If any dispute arises as to whether the Escrow Agent is obligated to deliver the Delivered Releases or as to whom the Delivered Releases are to be delivered, the Escrow Agent shall not be required to make any delivery, but in such event the Escrow Agent may hold the Delivered Releases until receipt by the Escrow Agent of instructions in writing, signed by all parties which have, or claim to have, an interest in the Delivered Releases, directing the disposition of the Delivered Releases, or in the absence of such authorization, the Escrow Agent may hold the Delivered Releases until receipt of a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Delivered Releases. The Escrow Agent may require, as a condition to the disposition of the Delivered Releases pursuant to written instructions, indemnification and/or opinions of counsel, in form and substance satisfactory to the Escrow Agent, from each party providing such instructions. If such written instructions, indemnification and opinions are not received, or if the Escrow Agent is uncertain as to which party or parties are entitled to the Delivered Releases, the Escrow Agent may either (i) hold the Delivered Releases until receipt of (X) such written instructions and indemnification or (Y) a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Delivered Releases, or (ii) deposit the Delivered Releases in the registry of a court of competent jurisdiction; provided, however, that notwithstanding the foregoing, the Escrow Agent may, but shall not be required to, institute legal proceedings of any kind.

7. Lender and the Obligors agree to jointly and severally indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage, or expense (including, without limitation, attorneys' fees and costs) that the Escrow Agent may suffer or incur in connection therewith, except to the extent such loss, liability, damage or expense arises form the actual and intentional misconduct, bad faith, or gross negligence of the Escrow Agent. Without in any way limiting the foregoing, the Escrow Agent shall be reimbursed for the cost of all legal fees and costs incurred by it in acting as the Escrow Agent hereunder.

8. The Escrow Agent and any successor escrow agent may at any time resign as such by delivering the Delivered Releases in its possession to either (i) any successor escrow agent designated by all the parties hereto in writing, or (ii) any court having competent jurisdiction. Upon its resignation and delivery of the Delivered Releases in its possession as set forth in this paragraph, the Escrow Agent shall be discharged of, and from, any and all further obligations arising in connection with the escrow contemplated by this Escrow Agreement.

9. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. Nothing in this Escrow Agreement, express or implied, shall give to anyone, other than the parties hereto and their respective permitted successors and assigns, any benefit, or any legal or equitable right, remedy or claim, under or in respect of this Escrow Agreement or the escrow contemplated hereby.

10. Any notice authorized or required to be given to a party hereto pursuant to this Escrow Agreement shall be deemed to have been given when hand-delivered, or when mailed by United States certified or registered mail, postage prepaid, return receipt requested addressed to the address set forth under the name of such party on the signature page of this Escrow Agreement. Any party may change its respective address by giving notice thereof in writing to the other parties hereto in the same manner as set forth above.

11. This Escrow Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Each of the parties hereto agrees to submit to personal jurisdiction and to waive any objection as to venue in the County of Suffolk, Commonwealth of Massachusetts. Service of process on any party hereto in any action arising out of or relating to this Escrow Agreement shall be effective if mailed to such party as set forth in the Agreement.

12. TO THE FULL EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ESCROW AGENT ENTERING INTO THIS AGREEMENT.

13. In the event of any dispute between any one or more Obligors and the Lender, whether pursuant to this Escrow Agreement, the Agreement, or otherwise, the Escrow Agent may in all events and circumstances, and in all proceedings (whether or not suit is instituted), continue legally to represent the Lender in all respects.

14. This Escrow Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

15. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto taken within context may require.

16. The rights of the Escrow Agent contained in this Escrow Agreement, including, without limitation the right to indemnification, shall survive the resignation of the Escrow Agent and the termination of the escrow contemplated.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first written above.

XENTENIAL HOLDINGS LIMITED

By: [signature]
Name: Troy Rillo
Title: Sr. Managing Director

Address: 101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Facsimile No. ____________

NATURAL NUTRITION, INC.

By: ______________________________
Timothy J. Connolly, Chief Executive Officer

Address: 109 North Post Oak Lane, Suite 422
Houston, Texas 77024
Facsimile No. (713) 586-6678

iNUTRITION, INC.

By: ______________________________
Timothy J. Connolly, Chief Executive Officer

Address: 109 North Post Oak Lane, Suite 422
Houston, Texas 77024
Facsimile No. (713) 586-6678

RIEMER & BRAUNSTEIN LLP

By: ______________________________
Name: ______________________________
Title: ______________________________

Address: Three Center Plaza
Boston, Massachusetts 02108
Facsimile No. (617) 692-3485

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first written above.

XENTENIAL HOLDINGS LIMITED

By:______________________________
Name:____________________________
Title:_____________________________

Address: 101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Facsimile No. ____________

NATURAL NUTRITION, INC.

By:______________________________
Timothy J. Connolly, Chief Executive Officer

Address: 109 North Post Oak Lane, Suite 422
Houston, Texas 77024
Facsimile No. (713) 586-6678

iNUTRITION, INC.

By:______________________________
Timothy J. Connolly, Chief Executive Officer

Address: 109 North Post Oak Lane, Suite 422
Houston, Texas 77024
Facsimile No. (713) 586-6678

RIEMER & BRAUNSTEIN LLP

By: _____________________________
Name: ___________________________
Title: ____________________________

Address: Three Center Plaza
Boston, Massachusetts 02108
Facsimile No. (617) 692-3485

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first written above.

XENTENIAL HOLDINGS LIMITED

By:______________________________
Name:____________________________
Title:_____________________________

Address: 101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Facsimile No. ____________

NATURAL NUTRITION, INC.

By:______________________________
Timothy J. Connolly, Chief Executive Officer

Address: 109 North Post Oak Lane, Suite 422
Houston, Texas 77024
Facsimile No. (713) 586-6678

iNUTRITION, INC.

By:______________________________
Timothy J. Connolly, Chief Executive Officer

Address: 109 North Post Oak Lane, Suite 422
Houston, Texas 77024
Facsimile No. (713) 586-6678

RIEMER & BRAUNSTEIN LLP

By:______________________________
Name:____________________________
Title: Partner

Address: Three Center Plaza
Boston, Massachusetts 02108
Facsimile No. (617) 692-3485